Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

Note 6.  Property, Plant and Equipment

The components of the Company’s property, plant and equipment at December 31, 2017 and 2016 were as follows:

	2017	2016
Land	$45	$42
Buildings	739	762
Machinery and equipment	4,012	4,173
	4,796	4,977
Accumulated depreciation	(4,220)	(4,369)
Total	$576	$608

During the years ended December 31, 2017, 2016 and 2015, depreciation expense was $137 million, $149 million and $160 million, respectively.

Refer to Note 8, Restructuring, Impairment and Other Charges, for information on impairment recorded during the years ended December 31, 2017 and 2015.  There was no impairment recoded during the year ended December 31, 2016.

Assets Held for Sale

Primarily as a result of restructuring actions, certain facilities and equipment are considered held for sale. The net book value of assets held for sale was $7 million and $2 million at December 31, 2017 and 2016, respectively. These assets were included in other current assets in the consolidated balance sheets at the lower of their historical net book value or their estimated fair value, less estimated costs to sell.